PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(1)      Financial Statements:
Part A: Financial Highlights.  (not applicable)
Part B: Report of Independent Auditors, Statement of Assets and Liabilities, Notes to Financial
Statements.  Filed herewith.
 (2)     Exhibits:
(a)      (i)      Certificate of Formation of the Registrant: Previously filed with Registrant's initial registration statement (Reg. No. 333-71716, 10/17/01) and incorporated herein by reference.
(ii)     Limited Liability Company Agreement of the Registrant - Previously filed with Pre-Effective Amendment
No. 1 to Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
(b)      Not applicable.
(c)      Not applicable.
(d)      Not applicable.
(e)      Not applicable.
(f)      Not applicable.
(g)      (i)      Investment Advisory Agreement - Previously filed with Pre-Effective Amendment No. 1 to
Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
         (ii)     Investment Sub-Advisory Agreement - Previously filed with Pre-Effective Amendment No. 1 to
Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
(h)      (i)      Distributor's Agreement - Previously filed with Pre-Effective Amendment No. 1 to Registrant's
Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.

         (ii)     Form of Selling Agreement between OppenheimerFunds Distributor, Inc. and selected dealers -
Previously filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement (Reg. No. 333-71716,
12/7/01) and incorporated herein by reference.
(i)      Not applicable.
(j)      Custody Agreement - Previously filed with Pre-Effective Amendment No. 1 to Registrant's Registration
Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
(k)      (i)      Escrow Agreement - Previously filed with Pre-Effective Amendment No. 1 to Registrant's
Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
         (ii)     Administration Agreement - Previously filed with Pre-Effective Amendment No. 1 to Registrant's
Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
         (iii)    Form of Investor Servicing Agreement - Previously filed with Pre-Effective Amendment No. 1 to
Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
         (iv)     Fund and Investor Accounting Services Agreement - Previously filed with Pre-Effective Amendment
No. 1 to Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
(l)      Opinion and Consent of Schulte Roth & Zabel LLP. Previously filed with Pre-Effective Amendment No. 1 to
Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
 (m)     Not applicable.
(n)      (i)      Opinion and Consent of Schulte Roth & Zabel LLP on tax matters. Previously filed with
Pre-Effective Amendment No. 1 to Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and
incorporated herein by reference.
 (ii)    Consent of Independent Accountants - Filed herewith.
(o)      To be filed by pre-effective amendment.
(p)      Agreement Regarding Provision of Initial Capital - Previously filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement (Reg. No. 333-71716, 12/7/01) and incorporated herein by reference.
(q)      Not applicable.
(r)      (i)      Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment
Company Act of 1940; previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund
(Reg. No. 333-44176) dated August 21, 2000 is incorporated herein by reference.
Item 25. Marketing Arrangements
Not applicable
Item 26. Other Expenses of Issuance and Distribution
As previously disclosed in Registrant's pre-effective amendment No. 2, filed December 19, 2001.
Item 27. Persons Controlled by or Under Common Control with the Registrant
None.
Item 28. Number of Holders of Securities
As of December 19, 2001, the number of record holders of each class of securities of the registrant, is shown below:
                  (1)                                           (2)
                  Title of Class                                Number of Recordholders
                  --------------                                -----------------------

                  Limited liability company interests           1
Item 29. Indemnification
Reference is made in the provisions of Section 3.7 of Registrant's limited liability company agreement filed as
Appendix C to the prospectus contained in this Registration Statement, and incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a
Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding)
is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
Item 30. Business and Other Connections of the Adviser
(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Part B hereof and listed in Item 30(b) below.
(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.
                  Name and Current Position with OppenheimerFunds, Inc.    Other Business and Connections
                                                                           During the Past Two Years
                  Timothy L. Abbuhl,                                       None.
                  Assistant Vice President
                  Amy B. Adamshick,                                        Formerly at Scudder Kemper Investments
                  Vice President                                           (July 1998 - May 2000)
                  Charles E. Albers,                                       None.
                  Senior Vice President
                  Edward J. Amberger,                                      None.
                  Assistant Vice President
                  Janette Aprilante,                                       None.
                  Assistant Vice President
                  Victor W. Babin,                                         None.
                  Senior Vice President
                  Keith W. Bachman,                                        None.
                  Assistant Vice President
                  Joanne Bardell,                                          None.
                  Assistant Vice President
                  Tomothy M. Barry,                                        None.
                  Vice President
                  Bruce L. Bartlett,                                       None.
                  Senior Vice President
                  Charles M. Bartling,                                     None.
                  Assistant Vice President
                  George Batejan,                                          None
                  Executive Vice President/Chief Information Officer
                  Kevin Baum,                                              None.
                  Assistant Vice President
                  Connie Bechtolt,                                         None.
                  Assistant Vice President
                  Lalit K. Behal,                                          None.
                  Assistant Vice President
                  Kathleen Beichert,                                       None.
                  Vice President
                  Rajeev Bhaman,                                           None.
                  Vice President
                  Mark Binning,                                            None.
                  Assistant Vice President
                  Robert J. Bishop,                                        None.
                  Vice President
                  Tracey B. Blinzler,                                      None.
                  Assistant Vice President
                  John R. Blomfield,                                       None.
                  Vice President
                  Chad Boll,                                               None
                  Assistant Vice President
                  Robert A. Bonomo,                                        None.
                  Senior Vice President
                  Christina M. Bourgeois,                                  None.
                  Assistant Vice President
                  Lowell Scott Brooks,                                     None.
                  Vice President
                  Adele A. Campbell,                                       None.
                  Assistant Vice President & Assistant
                  Treasurer:  Rochester Division
                  Claudia Calich,                                          None.
                  Assistant Vice President
                  Michael A. Carbuto,                                      None
                  Vice President
                  Debra A. Casey,                                          None.
                  Assistant Vice President
                  Michael E. Cassidy,                                      None.
                  Assistant Vice President
                  Peter V. Cocuzza,                                        None.
                  Vice President
                  Julie C. Cusker,                                         None.
                  Assistant Vice President:  Rochester Division
                  O. Leonard Darling,                                      Chairman of the Board and a director (since
                  Vice Chairman, Executive Vice                            June 1999) and Senior Managing Director
                  President and Chief Investment                           (since December 1998) of HarbourView Asset
                  Officer and Director                                     Management Corporation; a director (since
                                                                           March 2000) of OFI Private Investments,
                                                                           Inc.; a director of OAM Institutional, Inc.
                                                                           (since February 2001); Trustee (1993) of
                                                                           Awhtolia College - Greece; formerly Chief
                                                                           Executive Officer of HarbourView Asset
                                                                           Management Corporation (December 1998 -
                                                                           June 1999).
                  John M. Davis,                                           None.
                  Assistant Vice President
                  Robert A. Densen,                                        None.
                  Senior Vice President
                  Ruggero de'Rossi,                                        Formerly,  Chief  Strategist at ING Barings
                  Vice President                                           (July 1998 - March 2000).
                  Max Dietshe,                                             Formerly at Deloitte & Touche LLP
                  Vice President                                           (1989-1999).
                  Craig P. Dinsell,                                        None.
                  Executive Vice President
                  Becky Dolan,                                             None.
                  Vice President
                  Steven D. Dombrower,                                     None.
                  Vice President
                  Andrew J. Donohue,                                       Executive Vice President, General Counsel
                  Executive Vice President, General Counsel and Director   and a director of OppenheimerFunds
                                                                           Distributor, Inc.; Executive Vice
                                                                           President, General Counsel and a director
                                                                           of HarbourView Asset Management
                                                                           Corporation, Shareholder Services, Inc.,
                                                                           Shareholder Financial Services, Inc.,
                                                                           Oppenheimer Partnership Holdings, Inc., OFI
                                                                           Private Investments, Inc., Oppenheimer
                                                                           Trust Company; President and a director of
                                                                           Centennial Asset Management Corporation and
                                                                           Oppenheimer Real Asset Management, Inc.;
                                                                           Vice President and a director of
                                                                           OppenheimerFunds International Ltd. and
                                                                           Oppenheimer Millennium Funds plc; a
                                                                           director of OppenheimerFunds Legacy
                                                                           Program, a charitable trust program
                                                                           established by the Manager; General Counsel
                                                                           and Secretary of Oppenheimer Acquisition
                                                                           Corp.; Chief Legal Officer and a director
                                                                           of OAM Institutional, Inc.; an officer of
                                                                           other Oppenheimer funds.
                  Bruce C. Dunbar,                                         None.
                  Vice President
                  John E. Eiler,                                           None.
                  Vice President
                  Daniel R. Engstrom,                                      None.
                  Assistant Vice President
                  Armand B. Erpf,                                          None.
                  Assistant Vice President
                  George R. Evans,                                         None.
                  Vice President
                  Edward N. Everett,                                       None.
                  Assistant Vice President
                  Leslie A. Falconio,                                      None.
                  Vice President
                  David J. Falicia,                                        None.
                  Assistant Vice President
                  Scott T. Farrar,                                         Assistant Treasurer of Oppenheimer
                  Vice President                                           Millennium Funds plc; an officer of other
                                                                           Oppenheimer funds.
                  Katherine P. Feld,                                       Vice President and Secretary of
                  Vice President, Senior Counsel and Secretary             OppenheimerFunds, Distributor, Inc.;
                                                                           Secretary and Director of Centennial Asset
                                                                           Management Corporation; Vice President and
                                                                           Secretary of Oppenheimer Real Asset
                                                                           Management, Inc.; Secretary of HarbourView
                                                                           Asset Management Corporation, Oppenheimer
                                                                           Partnership Holdings, Inc., Shareholder
                                                                           Financial Services, Inc., Shareholder
                                                                           Services, Inc. and OFI Private Investments,
                                                                           Inc. and OAM Institutional, Inc.
                  Ronald H. Fielding,                                      Director of ICI Mutual Insurance Company;
                  Senior Vice President; Chairman:  Rochester Division     Governor of St. John's College; Director of
                                                                           International Museum of Photography at
                                                                           George Eastman House; an officer and/or
                                                                           portfolio manager of certain Oppenheimer
                                                                           funds.
                  Paul J. Fitzsimmons,                                     None.
                  Assistant Vice President
                  Brian D. Flahive,                                        None.
                  Assistant Vice President
                  David J. Foxhoven,                                       None.
                  Assistant Vice President
                  Colleen M. Franca,                                       None.
                  Assistant Vice President
                  Crystal French,                                          None.
                  Vice President
                  Dan P. Gangemi,                                          None.
                  Vice President
                  Subrata Ghose,                                           Formerly, Equity Analyst at Fidelity
                  Assistant Vice President                                 Investments (1995 - March 2000).
                  Charles W. Gilbert,                                      None.
                  Assistant Vice President
                  Alan C. Gilston,                                         None.
                  Vice President
                  Jill E. Glazerman,                                       None.
                  Vice President
                  Paul M. Goldenberg,                                      Formerly, President of Advantageware
                  Vice President                                           (September 1992 - September 1999).
                  Mikhail Y. Goldverg,                                     None.
                  Vice President
                  Raquel Granahan,                                         None.
                  Vice President
                  Laura Granger,                                           Formerly, Portfolio Manager at Fortis
                  Vice President                                           Advisors (July 1998-October 2000).
                  Jeremy H. Griffiths,                                     Chief Financial Officer, Treasurer and
                  Executive Vice President, Chief Financial Officer and    director of Oppenheimer Acquisition Corp.;
                  Director                                                 Executive Vice President of HarbourView
                                                                           Asset Management Corporation; President.
                                                                           Chief Executive Officer and director of
                                                                           Oppenheimer Trust Company; director of
                                                                           Trinity Investment Management Corp.,
                                                                           Secretary/Treasurer and director of
                                                                           OppenheimerFunds Legacy Program (charitable
                                                                           trust program); Executive Vice President of
                                                                           OFI Private Investments, Inc. and a Member
                                                                           and Fellow of the Institute of Chartered
                                                                           Accountants.
                  Robert Grill,                                            None.
                  Senior Vice President
                  Robert Guy,                                              None.
                  Senior Vice President
                  Robert Haley,                                            None.
                  Assistant Vice President
                  Ping Han,                                                None.
                  Assistant Vice President
                  Kelly Haney,                                             None.
                  Assistant Vice President
                  Thomas B. Hayes,                                         None.
                  Vice President
                  Dennis K. Hess,                                          None.
                  Assistant Vice President
                  Dorothy F. Hirshman,                                     None.
                  Assistant Vice President
                  Merryl I. Hoffman,                                       Secretary of Oppenheimer Trust Company.
                  Vice President and Senior Counsel
                  Merrell I. Hora,                                         None.
                  Vice President
                  Edward Hrybenko,                                         None.
                  Vice President
                  Scott T. Huebl,                                          None.
                  Vice President
                  Margaret Hui,                                            Formerly Vice President - Syndications of
                  Assistant Vice President                                 Sanwa Bank California (January 1998 -
                                                                           September 1999).
                  John A. Huttlin,                                         None.
                  Vice President
                  James G. Hyland,                                         Formerly Manager of Customer Research for
                  Assistant Vice President                                 Prudential Investments (February 1998 -
                                                                           July 1999).
                  David Hyun,                                              Formerly portfolio manager, technology
                  Vice President                                           analyst and research associate at Fred
                                                                           Alger Management, Inc. (August 1993 - June
                                                                           2000).
                  Steve P. Ilnitzki,                                       Formerly Vice President of Product
                  Senior Vice President                                    Management at Ameritrade (until March 2000).
                  Kathleen T. Ives,                                        None.
                  Vice President and
                  Assistant Counsel
                  William Jaume,                                           Senior Vice President (since April 2000) of
                  Vice President                                           HarbourView Asset Management Corporation;
                                                                           COO and CCO of OAM Institutional, Inc.
                                                                           (since February 2001).
                  Frank V. Jennings,                                       None.
                  Vice President
                  Andrew J. Jordan,                                        None.
                  Assistant Vice President
                  Lewis A. Kamman,                                         None.
                  Vice President
                  Jennifer E. Kane,                                        None.
                  Assistant Vice President
                  Lynn O. Keeshan,                                         None.
                  Senior Vice President
                  Thomas W. Keffer,                                        None.
                  Senior Vice President
                  Kristina J. Keller,                                      None.
                  Vice President
                  Richard W. Knott,                                        None.
                  Vice President
                  Teresa H. Kong,                                          None.
                  Assistant Vice President
                  Walter G. Konops,                                        None.
                  Assistant Vice President
                  Avram D. Kornberg,                                       None.
                  Senior Vice President
                  Dimitrios Kourkoulakos,                                  None.
                  Assistant Vice President.
                  John Kowalik,                                            None.
                  Senior Vice President
                  Brian K. Kramer,                                         None.
                  Assistant Vice President
                  Joseph Krist,                                            None.
                  Assistant Vice President
                  Tracey E. Lange,                                         None.
                  Vice President
                  Christopher M. Leavy,                                    Formerly Vice President and Portfolio
                  Senior Vice President                                    Manager at Morgan Stanley Investment
                                                                           Management (1997-September 2000).
                  Dina C. Lee,                                             Formerly an attorney with Van Eck Global
                  Assistant Vice President and                             (until December 2000).
                  Assistant Counsel
                  Michael S. Levine,                                       None.
                  Vice President
                  Shanquan Li,                                             None.
                  Vice President
                  Mitchell J. Lindauer,                                    None.
                  Vice President and Assistant
                  General Counsel
                  William A. Linden,                                       None.
                  Assistant Vice President
                  Malissa B. Lischin,                                      Formerly Associate Manager, Investment
                  Assistant Vice President                                 Management Analyst at Prudential (1996 -
                                                                           March 2000).
                  David P. Lolli,                                          None.
                  Assistant Vice President
                  Daniel G. Loughran                                       None.
                  Vice President:  Rochester Division
                  David M. Mabry,                                          None.
                  Vice President
                  Steve Macchia,                                           None.
                  Vice President
                  Patrick M. Magee,                                        None.
                  Vice President
                  Marianne Manzolillo,                                     Formerly, Vice President for DLJ High Yield
                  Assistant Vice President                                 Research Department (February 1993 - July
                                                                           2000).
                  Luann Mascia,                                            None.
                  Vice President
                  Philip T. Masterson,                                     None.
                  Vice President and
                  Associate Counsel
                  Loretta M McCarthy,                                      None.
                  Executive Vice President
                  Elizabeth A. McCormack,                                  None.
                  Assistant Vice President
                  Joseph McGovern,                                         None.
                  Assistant Vice President
                  Charles L. McKenzie,                                     Senior Vice President of HarbourView Asset
                  Senior Vice President                                    Management Corporation and OAM
                                                                           Institutional, Inc.
                  Lisa Migan,                                              None.
                  Assistant Vice President
                  Andrew J. Mika,                                          Formerly a Second Vice President for
                  Senior Vice President                                    Guardian Investments (June 1990 - October
                                                                           1999).
                  Joy L. Milan,                                            None.
                  Assistant Vice President
                  Denis R. Molleur,                                        None.
                  Vice President and
                  Senior Counsel
                  Nikolaos D. Monoyios,                                    None.
                  Vice President
                  Stacy M. Morrell,                                        None.
                  Vice President
                  John Murphy,                                             Executive Vice President of [Massachusetts
                  [President, Chief Operating                              Mutual Life Insurance Company, President of
                  Officer and Director]                                    MassMutual Institutional Funds and the MML
                                                                           Series Funds (since 1997); a director of
                                                                           David L. Babson Acquisition Corp.]
                  Kenneth Nadler,                                          None.
                  Vice President
                  David Negri,                                             None.
                  Senior Vice President
                  Barbara Niederbrach,                                     None.
                  Assistant Vice President
                  Linda J. Nolte,                                          None.
                  Assistant Vice President
                  Robert A. Nowaczyk,                                      None.
                  Vice President
                  Raymond C. Olson,                                        None.
                  Assistant Vice President
                  Gina M. Palmieri,                                        None.
                  Vice President
                  Frank J. Pavlak,                                         None.
                  Vice President,
                  Director/Compliance
                  David P. Pellegrino,                                     None.
                  Vice President
                  Susan Pergament,                                         None.
                  Assistant Vice President
                  James F. Phillips,                                       None.
                  Assistant Vice President
                  Robert F. Pino,                                          Formerly senior analyst for Commonfund in
                  Assistant Vice President                                 Connecticut (until January 2001)
                  Jane C. Putnam,                                          None.
                  Vice President
                  Janet M. Quinn,                                          None.
                  Assistant Vice President
                  Michael E. Quinn,                                        None.
                  Vice President
                  Heather H. Rabinowitz,                                   None.
                  Assistant Vice President
                  Julie S. Radtke,                                         None.
                  Vice President
                  Norma J. Rapini,                                         None.
                  Assistant Vice President:
                  Rochester Division
                  Thomas P. Reedy,                                         Vice President (since April 1999) of
                  Vice President                                           HarbourView Asset Management Corporation.
                  John Reinhardt,                                          None
                  Vice President:  Rochester Division
                  Kristina Richardson,                                     None.
                  Assistant Vice President
                  Robert Robis,                                            None.
                  Assistant Vice President
                  Antoinette Rodriguez,                                    None.
                  Assistant Vice President
                  Jeffrey S. Rosen,                                        None.
                  Vice President
                  Marci B. Rossell,                                        Formerly, manager  at  Deloitte  & Touche
                  Vice President                                           LLP (until September 1999).
                  Richard H. Rubinstein,                                   An officer and/or portfolio manager of
                  Senior Vice President                                    certain Oppenheimer funds.
                  Lawrence E. Rudnick,                                     None.
                  Assistant Vice President
                  James Ruff,                                              President and director of OppenheimerFunds
                  Executive Vice President                                 Distributor, Inc.; Vice President (since
                                                                           March 2000) of OFI Private Investments, Inc.
                  Victoria M. Ruoff,                                       None.
                  Assistant Vice President
                  Andrew Ruotolo                                           President and director of Shareholder
                  Executive Vice President                                 Services, Inc.; formerly Chief Operations
                                                                           Officer for American International Group
                                                                           (August 1997-September 1999).
                  Rohit Sah,                                               None.
                  Assistant Vice President
                  Valerie Sanders,                                         None.
                  Vice President
                  Kenneth Schlupp                                          Assistant Vice President (since March 2000)
                  Vice President                                           of OFI Private Investments, Inc.
                  Jeffrey R. Schneider,                                    Formerly (until May 1999) Director,
                  Vice President                                           Personal Decisions International.
                  Ellen P. Schoenfeld,                                     None.
                  Vice President
                  Brooke M. Schulte,                                       None.
                  Assistant Vice President
                  David C. Schultz                                         Chief Executive Officer, President and
                  Senior Vice President                                    director of HarbourView Asset Management
                                                                           Corporation and OAM Institutional, Inc.
                  Allan P. Sedmak                                          None.
                  Assistant Vice President
                  Jennifer L. Sexton,                                      None.
                  Vice President
                  Martha A. Shapiro,                                       None.
                  Vice President
                  Imelda M. Shine,                                         None.
                  Vice President
                  Connie Song,                                             None.
                  Assistant Vice President
                  Richard A. Soper,                                        None.
                  Vice President
                  Keith J. Spencer,                                        None.
                  Vice President
                  Cathleen R. Stahl,                                       Assistant Vice President & Manager of Women
                  Vice President                                           & Investing Program.
                  Richard A. Stein,                                        None.
                  Vice President:  Rochester Division
                  Arthur P. Steinmetz,                                     None.
                  Senior Vice President
                  Jayne M. Stevlingson,                                    None.
                  Vice President
                  Gregg J. Stitt,                                          None.
                  Vice President
                  John P. Stoma,                                           None.
                  Senior Vice President
                  Deborah A. Sullivan,                                     Formerly, Associate General Counsel, Chief
                  Assistant Vice President,                                Compliance Officer, Corporate Secretary and
                  Assistant Counsel                                        Vice President of Winmill & Co. Inc.
                                                                           (formerly Bull & Bear Group, Inc.), CEF
                                                                           Advisers, Inc. (formerly Bull & Bear
                                                                           Advisers, Inc.), Investor Service Center,
                                                                           Inc. and Midas Management Corporation
                                                                           (November 1997 - March 2000).
                  Kevin L. Surrett,                                        Assistant Vice President of Product
                  Assistant Vice President                                 Development At Evergreen Investor Services,
                                                                           Inc. (June 1995 - May 1999).
                  Michael E. Sussman,                                      None.
                  Assistant Vice President
                  James C. Swain,                                          Chairman, CEO and Trustee, Director or
                  Vice Chairman of the Board                               Managing Partner of the Denver-based
                                                                           Oppenheimer Funds; formerly, President and
                                                                           Director of Centennial Asset Management
                                                                           Corporation and Chairman of the Board of
                                                                           Shareholder Services, Inc.
                  Susan B. Switzer,                                        None.
                  Vice President
                  Anthony A. Tanner,                                       None.
                  Vice President:  Rochester Division
                  James T. Taylor,                                         None.
                  Assistant Vice President
                  Paul E. Temple,                                          Formerly (until May 2000) Director of
                  Vice President                                           Product Development at Prudential.
                  Eamon T. Tubridy,                                        None.
                  Assistant Vice President
                  Emily R. Tusaneza,                                       None.
                  Assistant Vice President
                  Cameron T. Ullyatt,                                      None.
                  Assistant Vice President
                  Tanya M. Valency,                                        None.
                  Vice President
                  Mark S. Vandehey,                                        None.
                  Vice President
                  Maureen VanNorstrand,                                    None.
                  Vice President
                  Phillip F. Vottiero,                                     Chief Financial officer for the Sovlink
                  Vice President                                           Group (April 1996 - June 1999).
                  Samuel Sloan Walker,                                     None.
                  Vice President
                  Teresa M. Ward,                                          None.
                  Vice President
                  Jerry A. Webman,                                         None.
                  Senior Vice President
                  Christopher D. Weiler,                                   None.
                  Assistant Vice President:  Rochester Division
                  Barry D. Weiss,                                          Formerly with Fitch IBCA (1996 - January
                  Assistant Vice President                                 2000).
                  Christine Wells,                                         None.
                  Vice President
                  Joseph J. Welsh,                                         None.
                  Vice President
                  Diederik Werdmolder,                                     None.
                  Vice President
                  Catherine M. White,                                      Formerly, Assistant Vice President with
                  Assistant Vice President                                 Gruntal & Co. LLC (September 1998 - October
                                                                           2000); member of the American Society of
                                                                           Pension Actuaries (ASPA) since 1995.
                  William L. Wilby,                                        Senior Investment Officer, Director of
                  Senior Vice President                                    International Equities; Senior Vice
                                                                           President of HarbourView Asset Management
                                                                           Corporation.
                  Thomas J. Wilson,                                        None.
                  Vice President
                  Donna M. Winn,                                           Vice President  (since March 2000) of OFI
                  Senior Vice President                                    Private Investments, Inc.
                  Philip Witkower,                                         Formerly Vice President of Prudential
                  Senior Vice President                                    Investments  (1993 - November  2000).
                  Brian W. Wixted,                                         Treasurer (since March 1999) of Harbour
                  Senior Vice President and                                View Asset Management Corporation,
                  Treasurer                                                Shareholder Services, Inc., Oppenheimer
                                                                           Real Asset Management Corporation,
                                                                           Shareholder Financial Services, Inc. and
                                                                           Oppenheimer Partnership Holdings, Inc., of
                                                                           OFI Private Investments,Inc.(since March
                                                                           2000) and of Oppenheimer FundsInternational
                                                                           Ltd. and of Oppenheimer Millennium Funds
                                                                           plc (since May 2000), of OAM
                                                                           Institutional,Inc.(since February
                                                                           2001);Treasurer and Chief Financial
                                                                           Officer(since May 2000) of Oppenheimer
                                                                           Trust Company; Assistant Treasurer (since
                                                                           March 1999) of Oppenheimer Acquisition
                                                                           Corp.and of Centennial Asset Management
                                                                           Corporation; an Officer of other
                                                                           Oppenheimer funds.
                  Carol Wolf,                                              An officer and/or portfolio manager of
                  Senior Vice President                                    certain Oppenheimer funds; serves on the
                                                                           Board of Chinese Children Adoption
                                                                           International Parents Council, Supporters
                                                                           of Children, and the Advisory Board of
                                                                           Denver Children's Hospital Oncology
                                                                           Department.
                  Kurt Wolfgruber,                                         Senior Investment Officer, Director of
                  Senior Vice President                                    Domestic Equities; member of the Investment
                                                                           Product Review Committee and the Executive
                                                                           Committee of HarbourView Asset Management
                                                                           Corporation; formerly (until April 2000) a
                                                                           Managing Director and Portfolio Manager at
                                                                           J.P. Morgan Investment Management,  Inc.
                  Caleb C. Wong,                                           An officer and/or portfolio manager of
                  Vice President                                           certain Oppenheimer funds (since June 1999)
                                                                           .
                  Robert G. Zack,                                          Counsel Assistant Secretary of Shareholder
                   Senior Vice President and Assistant Secretary,          Services, Inc., Shareholder Financial
                  Associate General                                        Services, Inc., Oppenheimer Funds
                                                                           International Ltd. and Oppenheimer
                                                                           Millennium Funds plc; an officer of other
                                                                           Oppenheimer funds.
                  Jill Zachman,                                            None.
                  Assistant Vice President:
                  Rochester Division
                  Neal A. Zamore,                                          Formerly (until May 2000) Vice President at
                  Vice President                                           GE Capital.
                  Mark D. Zavanelli,                                       None.
                  Vice President
                  Arthur J. Zimmer,                                        Senior Vice President (since April 1999) of
                  Senior Vice President                                    HarbourView Asset Management Corporation;
                                                                           Vice President of Centennial Asset
                                                                           Management Corporation; an officer and/or
                                                                           portfolio manager of certain Oppenheimer
                                                                           funds.
                  Susan Zimmerman,                                         None.
                  Vice President

The Oppenheimer Funds include the Board I Oppenheimer Funds, the Board II Oppenheimer Funds and the Board III
Oppenheimer Funds, as set forth below:

Board I Oppenheimer Funds

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Board II Funds

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds

Board III Oppenheimer Funds

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc. Rochester Fund Municipals

The address of OppenheimerFunds, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings,
Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498 Seventh Avenue, New York, New York
10018. The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the
Denver-based Oppenheimer Funds, OppenheimerFunds Distributor, Inc., Shareholder Financial Services, Inc.,
Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial
Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.
Item 31.          Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 498 Seventh Avenue, New York, New York 10018.
Item 32.          Management Services
Not applicable
Item 33.          Undertakings
I.       The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1)
subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.
II.      The Registrant hereby undertakes:
(a)      to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)      to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)     to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule
424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee"
table in the effective registration statement; and
(iii)    to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
(b)      that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of the Interests at that time shall be deemed be the initial bona fide offering thereof; and
(c)      to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.
III.     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of
Additional Information.

FORM N-2
OPPENHEIMER TREMONT MARKET
NEUTRAL FUND, LLC

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant
certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule
486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th
day of December, 2002.

   OPPENHEIMER TREMONT MARKET
     NEUTRAL FUND, LLC
By:      /s/ John V. Murphy
         ---------------------------
Name:    John V. Murphy
Title:   Member

Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

                                                     Title                       Date
                                                     -----                       ----

  /s/  Ronald J. Abdow                               Manager                    July 26, 2002
------------------------------------
Ronald J. Abdow

_/s/  John V. Murphy                                 Manager                    July 26, 2002
------------------------------------
John V. Murphy

_/s/  Eustis Walcott__                               Manager                    July 26, 2002
------------------------------------
Eustis Walcott

_/s/  Joseph M. Wikler                               Manager                    July 26, 2002
---------------------------
Joseph M. Wikler

_/s/  Peter I. Wold___                               Manager                    July 26, 2002
------------------------------------
Peter I. Wold

OPPENHEIMER TREMONT MARKET NEUTRAL FUND LLC

EXHIBIT INDEX

Exhibit No.                                 Exhibit
-----------                                 -------

2 (n)(ii)                                   Consent of Independent Auditors